UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1	AEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On November 21, 2019, American Equity Investment Life Holding Company (the “Company”) closed the public offering of 16,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of its 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, par value $1.00 and $25,000 liquidation preference per share (the “Preferred Stock”). Under the terms of the Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to, or on parity with, the Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Preferred Stock for the last preceding dividend period. The terms of the Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment to the Company’s Articles of Incorporation, including a Certificate of Designations (the “Amendment”), a copy of which is attached as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the “Commission”) on November 20, 2019 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On November 20, 2019, the Company filed the Amendment with the Secretary of State of the State of Iowa to establish the preferences, limitations and relative rights of the Preferred Stock. The Amendment became effective upon filing with the Secretary of State of the State of Iowa, and a copy is attached as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the Commission on November 20, 2019 and is incorporated herein by reference.

Item 8.01 Other Events.

On November 21, 2019, the Company issued and sold the Depositary Shares, each representing a 1/1,000th interest in a share of the Company’s Preferred Stock.

The Depositary Shares were offered and sold pursuant to the shelf registration statement on Form S-3ASR (File No. 333-233544), filed with the Commission on August 30, 2019, and a prospectus supplement related to the offering dated November 14, 2019.

On November 21, 2019, in connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (which is attached as Exhibit 4.1 hereto and incorporated herein by reference) among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, the other parties thereto and the holders from time to time of the depositary receipts issued thereunder.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation, including the Certificate of Designations with respect to the Preferred Stock of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed on November 20, 2019).

4.1	Deposit Agreement, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, the other parties thereto and the holders from time to time of depositary receipts issued thereunder.

5.1	Opinion of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Registrant)

Date: November 21, 2019	By:	/s/ Renee D. Montz
Renee D. Montz
Executive Vice President, General Counsel and Corporate Secretary